Filed pursuant to Rule 497(e)

Registration File No. 811-09156

THE THOMASLLOYD FUNDS

SUPPLEMENT DATED JANUARY 13, 2007 TO

PROSPECTUS DATED DECEMBER 29, 2006

To introduce the new ThomasLloyd Long-Short Equity Fund (“Long-Short Fund”), the Trust is waiving all sales loads on Class A shares of the Long-Short Fund from January 13, 2007 through February 28, 2007.  The following pages supplement and replace the correlating information in the Fund’s Prospectus during that time period.

THOMASLLOYD LONG-SHORT EQUITY FUND (for sales made from January 13, 2007 through February 28, 2007)

SHAREHOLDER FEES (expenses deducted directly from your investment)	Long-Short Fund Class A Shares	Long-Short Fund Class C Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load)	0.00%	1.00%(1)
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Account Maintenance Fee (for accounts under $10,000)	$10.00	$10.00

(1) – A deferred sales charge applies only if redemption occurs less than one year from purchase.  See “How to Buy Shares” and “How to Make Withdrawals (Redemptions)”

EXAMPLE OF HYPOTHETICAL FUND COSTS
The following examples are intended to help you compare the cost of investing in the Long-Short Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Long-Short Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the Long-Short Fund’s operating expenses remain the same.  Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing the Fund would be:

YEAR	Long-Short FUND Class A Shares	Long-Short FUND Class C Shares
1	$ 243	$ 318
3	$ 748	$ 971
5	$1,280	$1,649
10	$2,736	$3,457

NOTE: During the time period from January 13, 2007 through February 28, 2007, it will be advantageous for most investors  in the Long-Short Fund to purchase Class A Shares rather than Class C Shares because Class C shares pay higher Distribution and/or Service Fees.  Class C Shares of the Long-Short Fund will remain open during this time period.  If your financial advisor or broker recommends that you purchase Class C Shares during this time period, you should discuss the reasons for that recommendation and understand the cost differences between the Classes.